Exhibit 10.1
EXECUTION COPY
THIRD AMENDMENT, CONSENT AND WAIVER TO PRIORITY CREDIT AGREEMENT
          THIS THIRD AMENDMENT, CONSENT AND WAIVER TO PRIORITY CREDIT AGREEMENT (referred to below) (this “Third Amendment”), dated as of November 12, 2010, by and among TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”), the Subsidiary Guarantors listed on Schedule IX to the Credit Agreement (as defined below) (the “Subsidiary Guarantors”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and a wholly-owned Subsidiary of Holdings (the “Borrower”), the Lenders (as defined below) party hereto, and CANTOR FITZGERALD SECURITIES (“Cantor”), as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
WITNESSETH:
          WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors, the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to a Priority Credit Agreement, dated as of September 21, 2010 (as amended by the First Amendment to Priority Credit Agreement, dated as of October 1, 2010 and the Second Amendment to Priority Credit Agreement, dated as of October 15, 2010, the “Credit Agreement”);
          WHEREAS, pursuant to Section 9.15 of the Credit Agreement, the Borrower is required to use its best efforts to have an Approved Restructuring Plan adopted by October 31, 2010;
          WHEREAS, pursuant to Section 11.11 of the Credit Agreement, the Borrower’s failure to agree to an Approved Restructuring on or prior to October 31, 2010 is an Event of Default;
          WHEREAS, the Credit Parties have requested that the Lenders extend the dates set forth in Section 9.15 and 11.11 of the Credit Agreement to November 12, 2010;
          WHEREAS, the Credit Parties have requested waivers of certain events which are or may become events of default under the Credit Agreement as described herein;
          WHEREAS, the Credit Parties have requested that the Required Lenders consent to the consummation of the Settlement and Compromise Agreement with Tebma Shipyards Limited (the “Tebma Settlement Agreement”), as described in the Form 8-K of Trico Marine Services, Inc. filed on October 21, 2010, as required by Section 10.13;
     WHEREAS, the Lenders are willing to agree to this Third Amendment on and subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Parties and the Lenders party hereto hereby agree as follows:
ARTICLE I
AMENDMENTS, CONSENT AND WAIVER TO CREDIT AGREEMENT
          Section 1.1 Amendment to Section 9.15. Section 9.15 of the Credit Agreement is hereby amended by replacing the phrase “October 31, 2010” with the phrase “November 12, 2010”.
          Section 1.2 Amendment to Section 11.11. Section 11.11 of the Credit Agreement is hereby amended by replacing the phrase “October 31, 2010” with the phrase “November 12, 2010”.
ARTICLE II
WAIVER
          Section 2.1 The undersigned Required Lenders hereby waive compliance with the following:
          (a) The provisions of Section 9.01(b) of the Credit Agreement with respect to quarterly accounting period ended September 30, 2010;
          (b) The provisions of Section 10.15 of the Credit Agreement with respect to months ended September 30, 2010 and October 31, 2010;
          (c) Any Default or Event of Default under the Credit Agreement attributable to a default or event of default under the Senior Notes Indenture or the Senior Notes due to (i) subject to Section 5.5 below, a failure by a Credit Party to make the interest payment on the Senior Notes that is due on November 1, 2010, (ii) the failure of the Parent to timely file a Form 10-Q for the 3rd Quarter, (iii) the failure of the Credit Parties to have the requisite level minimum cash beginning on the test date of October 31, 2010 and (iv) the failure of the Credit Parties to maintain the requisite level of LTM consolidated cash flow beginning on the test date of September 30, 2010; provided, that such failure shall not result in the holder or holders of the Senior Notes (or the Senior Notes Trustee on behalf of such holder or holders) causing such Senior Notes to become due prior to their stated maturity (it being understood that the existence of a valid agreement by the holder or holders of the Senior Notes to forbear from an acceleration of the Senior Notes shall be sufficient for the purposes of this Section 2.1(c)); and
          (d) Any Default or Event of Default under the Credit Agreement attributable to the occurrence of a default or an event of default under the Working Capital Credit Agreement that results from any of the events described in Sections 2.1(a), (b) or (c) above as well as (i) the failure of the Credit Parties to have the requisite level minimum cash beginning on the test date of October 31, 2010, (ii) the failure of the Credit Parties to maintain the requisite level of LTM consolidated cash flow beginning on the test date of September 30, 2010, (iii) the occurrence of an event of default under the first lien prepetition credit agreement of the Parent and (iv) occurrence of the “Forbearance Termination Date” (as defined in the Working Capital Credit Agreement due to (x) the failure of the Borrower to draw the Tranche B Term Loan by October 31, 2010 or (y) the occurrence of an event of default under the Working Capital Credit Facility; provided, that such default or event of default under the Working Capital Credit Agreement shall not cause, or result in a lender or the lenders under the Working Capital Credit Agreement (or an agent on behalf of such lender or lenders) causing such Indebtedness thereunder to become due prior to its stated maturity (it being understood that the existence of a valid agreement by the requisite lender or lenders under the Working Capital Credit Agreement to forbear from an acceleration of the Indebtedness thereunder shall be sufficient for the purposes of this Section 2.1(d)).
ARTICLE III
CONSENT
          Section 3.1 The undersigned Required Lenders hereby consent to the consummation of the Tebma Settlement Agreement.
ARTICLE IV
REAFFIRMATION
          Section 4.1 Each Credit Party hereby acknowledges and agrees that it expects to realize substantial direct and indirect benefits as a result of the amendments and waivers contemplated by this Third Amendment.
          Section 4.2 Each Credit Party hereby acknowledges its receipt of this Third Amendment and its review of the terms and conditions thereof and consents to the terms and conditions of this Third Amendment contemplated hereby and thereby.
          Section 4.3 Each Credit Party, by executing and delivering a copy hereof, hereby (i) affirms and confirms its guarantee, pledge, grant and other agreements under and pursuant to the applicable Guaranty and Security Documents (including, without limitation, any such Security Documents governed by the laws of New York, Brazil, Cayman, Island of Guernsey, Mexico, Netherlands, Norway, Scotland, Bahamas, Isle of Man, Vanuatu and England and Wales) in accordance with the terms and provisions thereof and (ii) agrees that, notwithstanding the effectiveness of this Third Amendment, (x) each such Guaranty and Security Document continues to be in full force and effect and (y) all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect without interruption to secure the Secured Obligations (including, for the avoidance of doubt, the Loans made by the Lenders from and after the date hereof and all other obligations under the Credit Documents as each such Credit Document may be amended on the date hereof and as it may be further amended, restated, modified or supplemented from time to time), in each case, as such agreements and other documents are being amended hereby or in connection herewith.
ARTICLE V
MISCELLANEOUS PROVISIONS
          Section 5.1 In order to induce the Lenders to enter into this Third Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date after giving effect to this Third Amendment and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          Section 5.2 This Third Amendment is limited as specified and shall not, except as expressly set forth herein, constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.
          Section 5.3 This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page to this Third Amendment by facsimile transmission, as a .pdf attachment or by other electronic means of transmission shall be as effective as delivery of a manually signed counterpart of this Third Amendment.
          Section 5.4 THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS IN THE CREDIT AGREEMENT.
          Section 5.5 This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) each Credit Party, the Required Lenders and the Administrative Agent have signed a counterpart hereof (whether the same or different counterparts) and delivered the same (including by way of facsimile or other electronic transmission) to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019 Attention: Liza Montesano (facsimile number: 212-492-0304 / email: lmontesano@paulweiss.com); provided, however, that the waiver contained in clause (i) of Section 2.1(c) above shall be effective if and only for so long as a valid agreement to forbear from the exercise of remedies in connection with a default or event of default arising from such failure to make the interest payment on the Senior Notes that is due on November 1, 2010 shall have been entered into by and among the Credit Parties, a majority of the holders of the Senior Notes and shall remain in full force and effect, and such waiver shall be effective only to the extent provided in such agreement.
          Section 5.6 Except for deliveries that are required pursuant to the Credit Agreement, each of the parties hereto agree and acknowledge that notwithstanding anything to the contrary contained herein, none of the Administrative Agent or the Borrower or any of its Subsidiaries shall have any duty to disseminate any information or materials, or to solicit the participation, of any Lender (or any affiliate (including funds under common management) thereof).
          Section 5.7 The Borrower and its Subsidiaries agree to indemnify and hold harmless the Administrative Agent, the Lenders and their respective affiliates and each director, officer, employee, representative and agent thereof (each, an “indemnified person”) from and against any and all actions, suits, proceedings (including any investigations or inquiries), claims, losses, damages, liabilities or expenses of any kind or nature whatsoever which may be incurred by or asserted against or involve the Administrative Agent, the Lenders or any other such indemnified person as a result of or arising out of or in any way related to or resulting from the matters described in the foregoing paragraph (collectively, the “indemnifiable claims”) and, upon demand, to pay and reimburse the Administrative Agent, the Lenders and each other indemnified person for any reasonable legal or other out-of-pocket expenses paid or incurred in connection with investigating, defending or preparing to defend any such indemnifiable claim (whether or not the Administrative Agent, the Lenders or any other such indemnified person is a party to any action or proceeding out of which any such expenses arise). Notwithstanding the foregoing, no indemnified party shall be entitled to seek any indemnity for any indemnifiable claim arising from the gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) or otherwise caused by action or inaction of such indemnified person.
          Section 5.8 From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this Third Amendment.
* * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

TRICO SHIPPING AS
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

TRICO SUPPLY AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN SHIPPING III AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

[Signature Page to Third Amendment and Waiver to Credit Agreement]

DEEPOCEAN SHIPPING II AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN SHIPPING AS
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

DEEPOCEAN AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

TRICO SUPPLY (UK) LIMITED
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

ALBYN MARINE LIMITED
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

CTC MARINE PROJECTS LIMITED
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Director

DEEPOCEAN BRASIL SERVICOS LTDA.
By:	/s/ Tomás Salazar
	Name:	Tomás Salazar
	Title:	Manager

[Signature Page to Third Amendment and Waiver to Credit Agreement]

DEEPOCEAN MARITIME AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN MANAGEMENT AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN DE MEXICO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

CTC MARINE NORWAY AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

CTC MARINE PROJECTS (GUERNSEY) LIMITED
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Director

DEEPOCEAN SUBSEA SERVICES LIMITED
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

DEEPOCEAN B.V.
By:	/s/ Mads Ragnar Bardsen
	Name:	Mads Ragnar Bårdsen
	Title:	Director

[Signature Page to Third Amendment and Waiver to Credit Agreement]

DEEPOCEAN UK LTD.
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

TRICO SUBSEA AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

TRICO SUBSEA HOLDING AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

[Signature Page to Third Amendment and Waiver to Credit Agreement]

CANTOR FITZGERALD SECURITIES, as Administrative Agent
By:	/s/ James Bond
	Name:	James Bond
	Title:	Chief Operating Officer

[Signature Page to Third Amendment and Waiver to Credit Agreement]

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR STRATEGIC INCOME FUND, as a Lender
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Third Amendment and Waiver to Credit Agreement]

FIDELITY SUMMER STREET TRUST: FIDELITY CAPITAL & INCOME FUND, as a Lender
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Third Amendment and Waiver to Credit Agreement]

FIDELITY SCHOOL STREET TRUST: FIDELITY STRATEGIC INCOME FUND, as a Lender
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Third Amendment and Waiver to Credit Agreement]

ILLINOIS MUNICIPAL RETIREMENT FUND, by PGATC as Investment Manager under Power of Attorney as a Lender
By:	/s/ Jun Qi
	Name:	Jun Qi
	Title:	Director

[Signature Page to Third Amendment and Waiver to Credit Agreement]

VARIABLE INSURANCE PRODUCTS FUND V: STRATEGIC INCOME PORTFOLIO, as a Lender
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Third Amendment and Waiver to Credit Agreement]

MUTUAL EUROPEAN FUND, as a Lender
By:	/s/ Bradley Takahashi
	Name:	Bradley Takahashi
	Title:	Vice President Franklin Mutual Advisers, LLC

[Signature Page to Third Amendment and Waiver to Credit Agreement]

FRANKLIN MUTUAL RECOVERY FUND, as a Lender
By:	/s/ Bradley Takahashi
	Name:	Bradley Takahashi
	Title:	Vice President Franklin Mutual Advisers, LLC

[Signature Page to Third Amendment and Waiver to Credit Agreement]

Western Asset Management Company as Investment Manager and Agent on behalf of: Western Asset Floating Rate High Income Fund LLC, as a Lender
By:	/s/ Kim Nguyen
	Name:	Kim Nguyen
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Waiver to Credit Agreement]

Western Asset Management Company as Investment Manager and Agent on behalf of: John Hancock Fund II Floating Rate Income Fund, as a Lender
By:	/s/ Kim Nguyen
	Name:	Kim Nguyen
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Waiver to Credit Agreement]

ARTIO GLOBAL INVESTMENT FUNDS, ACTING SOLEY WITH RESPECT TO ITS SERIES, ARTIO GLOBAL HIGH INCOME FUND as a Lender
By:	/s/ Victor J. Simon
	Name:	Victor J. Simon
	Title:	Vice President

[Signature Page to Third Amendment and Waiver to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE ARTIO GLOBAL HIGH INCOME GROUP TRUST FUND, as a Lender
By:	/s/ Victor J. Simon
	Name:	Victor J. Simon
	Title:	Vice President
[Signature Page to Third Amendment and Waiver to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE ARTIO GLOBAL HIGH INCOME FUND LLC, as a Lender
By:	/s/ Victor J. Simon
	Name:	Victor J. Simon
	Title:	Vice President

[Signature Page to Third Amendment and Waiver to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE CALIFORNIA STATE TEACHERS RETIREMENT SYSTEM, as a Lender
By:	/s/ Victor J. Simon
	Name:	Victor J. Simon
	Title:	Vice President

[Signature Page to Third Amendment and Waiver to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE GENERAL RETIREMENT SYSTEM OF THE CITY OF DETROIT, as a Lender
By:	/s/ Victor J. Simon
	Name:	Victor J. Simon
	Title:	Vice President

[Signature Page to Third Amendment and Waiver to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE CITY OF PHILADELPHIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, as a Lender
By:	/s/ Victor J. Simon
	Name:	Victor J. Simon
	Title:	Vice President

[Signature Page to Third Amendment and Waiver to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender
By:	/s/ Victor J. Simon
	Name:	Victor J. Simon
	Title:	Vice President

[Signature Page to Third Amendment and Waiver to Credit Agreement]

Oaktree Opps TS Investments Ltd., as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Rajath Shourie
	Name:	Rajath Shourie
	Title:	Managing Director

[Signature Page to Third Amendment and Waiver to Credit Agreement]

Mariner LDC, as a Lender
By:	Mariner Investment Group, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Waiver to Credit Agreement]

Caspian Capital Partners, L.P., as a Lender
By:	Mariner Investment Group, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Waiver to Credit Agreement]

Caspian Corporate Loan Fund LLC, as a Lender
By:	Mariner Investment Group LLC, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Waiver to Credit Agreement]

Caspian Select Credit Master Fund, Ltd., as a Lender
By:	Mariner Investment Group, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Waiver to Credit Agreement]

Caspian Alpha Long Credit Fund, L.P., as a Lender
By:	Mariner Investment Group LLC, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Waiver to Credit Agreement]

Caspian Solitude Master Fund, L.P., as a Lender
By:	Mariner Investment Group LLC, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Waiver to Credit Agreement]